RBC Non-Deal Roadshow June 18 – 19, 2018 Keith Cargill, President & CEO Julie Anderson, CFO Heather Worley, SVP & Director of Investor Relations

Certain matters discussed within or in connection with these materials may contain “forward-looking statements” as defined in federal securities laws, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and similar expressions. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the credit quality of our loan portfolio, general economic conditions in the United States and in our markets, including the continued impact on our customers from declines and volatility in oil and gas prices, the financial impact of the Tax Cuts and Jobs Act on our results of operations, rates of default or loan losses, volatility in the mortgage industry, the success or failure of our business strategies, future financial performance, future growth and earnings, the appropriateness of our allowance for loan losses and provision for credit losses, the impact of increased regulatory requirements and legislative changes on our business, increased competition, interest rate risk, the success or failure of new lines of business and new product or service offerings and the impact of new technologies. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K and in other filings we make with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. Texas Capital is under no obligation, and expressly disclaims any obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Opening Remarks & Financial Highlights

Balanced Growth

- Solid traditional LHI growth in Q1-2018
- Expected seasonal contraction in Mortgage Finance balances
- Seasonal impact on deposits, driving lower liquidity levels in Q1-2018

Core Earnings Power

- Benefit from improving yields on strong base of traditional LHI
- Net revenue consistent with Q4-2017 despite impact of seasonality and grew 28% from Q1-2017
- Operating leverage improvement evidenced in YOY comparison
- ROE of 13.39% for Q1-2018

Credit Quality

- NCOs for Q1-2018 $5.2 million, or 14 bps of LHI excluding MF loans, with $5.1 million related to energy
- Credit metrics remain good
- Q1-2018 total credit costs $14.0 million ($12.0 provision and $2.0 million OREO valuation allowance) compared to $8.1 million ($2.0 million provision and $6.1 million OREO permanent write-down) in Q4-2017

Operating Results

Net Income	EPS	ROE	Total LHI	Total Deposits
$71.9 million	$1.38	13.39%	$20.4 billion	$18.8 billion

3
TEXAS CAPITAL BANCSHARES, INC.

Overview and Strategy Texas Capital is a commercially-focused bank operating in the five largest MSAs in Texas and throughout the U.S. • All five Texas markets highly ranked in U.S. in terms of job and economic growth, now with major business relocations to Texas • Substantial commercial businesses with national footprint • Focus on middle market businesses and entrepreneurs • Clients with borrowing needs of $2 to $20MM Fort Dallas Growth Strategy Worth • Organic growth model – no bank acquisitions San Austin • Growth in loans and deposits driven by recruiting, developing and Antonio retaining highly experienced bankers with established relationships and Houston industry expertise • Exceptional growth opportunities with small market share in Texas and leading position in businesses outside of Texas Strong Credit Culture • Critical focus on credit quality and risk management • Business model predicted and demonstrated success of focus 4

Energy and Retail Update Energy Exposure • Outstanding energy loans represented 7% of total loans, or $1.4 billion, at Q1-2018 compared to $1.3 billion at Q4-2017 • Addition of new loans improves composition and quality of total portfolio as problem assets are resolved • Strong reserve position relative to criticized assets and total energy portfolio ‐ Allocated reserve of $37.4 million represents 3% of energy loans and 58% of criticized energy loans ‐ $5.1 million of energy net charge-offs in Q1-2018 previously reserved • Decrease in energy non-accruals ‐ Non-accruals $50.4 million at Q1-2018 compared to $65.2 million at Q4-2017 and $92.3 million at Q1-2017 ‐ Criticized energy loans decreased to 5% of energy loans at Q1-2018 from 7% at Q4-2017 and 16% at Q1-2017 ‐ Total criticized energy loans at Q1-2018 $64.1 million, down from a high of $259.7 million at Q3-2016 Retail CRE and Commercial Exposure • No significant changes in direct exposure levels since prior year-end, up $48 million to $846 million, split between C&I and CRE • Focus is concentrated in strip centers and personal services in strong markets and sub-markets • Loans are generally smaller transactions with modest advance rates • Criticized loans totaled $281,000 at March 31, 2018 5

6 Update on Geographic Diversification Note: Note: (1) Texas Regions loan balances include balances from the Energy business (2) Unemployment data through February 28, 2 $ Millions 10,000 12,000 14,000 2,000 4,000 6,000 8,000 - Texas Regions 9,866 Loans (1) 6,547 Deposits National Businesses 11,654 12,218 San Antonio Houston metro DFW Austin • • • business total their than 20% of less represent clients OurLOBs Texas national but Texas clients, include businessesdepository ABL,FranchiseBDCF Finance, national and Lender Builder Public Finance, Finance,Finance, Finance, balances include MortgageNational Business share as each additional market gaineddiversification our geographicmanyincreasing years,operating for have ofbusiness lines been Manyofour national Major Texas Metro Areas Metro Texas Major - Arlington - Round Round Rock Unemployment Rate 3.4% 4.7% 3.7% 3.0% 018 (2)

Net Interest Income & Margin Earning Asset & Margin Trends Quarterly Change $25.0 9.00% NII ($MM) NIM (%) $3.2 $210.6 Q4 2017 3.47% $2.7 $2.6 8.00% 9.1 Increase in LHI yields .16 $2.5 $21.1 $20.0 $20.5 3.8 Mix shift from MF to LHI .07 $20.1 7.00% $3.6 2.4 Increase in MF loan yields .04 $18.2 - Decrease in liquidity .10 6.00% $16.6 (6.3) Increase in funding costs (.11) $15.0 (4.7) Impact of decrease in day count - 5.00% (5.4) Decrease in MF loan balances - .8 Other (.02) 4.00% Portfolio Balances Balances ($B) Portfolio $10.0 $210.3 Q1 2018 3.71% 3.71% 3.57% 3.59% 3.47% 3.29% 3.00% NIM Highlights • Net interest income consistent with Q4-2017 despite 2.00% $5.0 seasonal impact and increased 29% from Q1-2017 • Increase in traditional LHI yield of 25 bps 1.00% • Less than $170 million in loans subject to floors, down over $392 million compared to Q4-2017 • Average Liquidity Assets 11% of average earning $- 0.00% assets at Q1-2018 compared to 13% at Q4-2017; Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 positive impact on NIM in Q1-2018 Loans Other Earning Assets NIM 7

Loan Growth Average Balance Trends ($B) Total Loan Composition ($21.5Billion at 3/31/18) $22.0 20.00% $20.0 $6.2 Business Assets $5.9 $5.3 30% $18.0 $4.7 15.00% Energy 5% $16.0 $3.8 $15.4 $14.0 $15.0 Highly Liquid $14.4 10.00% Unsecured Assets $13.7 3% $12.0 $13.0 2% Owner Occupied $10.0 4.92% 4.89% 5.14% R/E 4.53% 4.72% 6% 5.00% $8.0 PortfolioBalances ($B) Residential R/E $6.0 Mkt. Risk 6% $4.0 0.00% Total Mortgage $2.0 Finance 27% $- -5.00% Comml R/E Mkt. Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Risk 16% Other Assets LHI (excl. MFLs) Total MFLs LHI (excl. MFL) Yield 5% Growth Highlights • Broad-based growth in average traditional LHI – Growth of $415.3 million (3%) from Q4-2017 and $2.4 billion (19%) from Q1-2017 • Strong growth at end of the quarter; period-end balance $316.4 million higher than Q1-2018 average balance • Expected impact from seasonality resulting in decrease in average MFL balances of $960.6 million from Q4-2017 • Average total MFLs represent 26% of average total loans at Q1-2018 compared to 29% in Q4-2017 and 27% at period end 8

Deposit Growth Average Balance Trends ($B) Funding Costs 1.00% $22.0 $20.0 $9.1 0.80% $18.0 $8.8 $8.1 0.74% $16.0 $7.9 $7.5 0.62% $14.0 0.60% 0.56% 0.66% $12.0 0.48% 0.53% $10.0 $11.4 $11.3 0.40% $10.3 0.40% 0.47% $9.4 $9.4 Deposit Balances ($B) Balances Deposit $8.0 0.38% $6.0 0.32% 0.20% $4.0 $2.0 $- 0.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Interest-Bearing Deposits DDAs Avg Cost of Deposits Total Funding Costs Growth Highlights • Deposit costs increased 13 bps from .53% at Q4-2017 to .66% at Q1-2018, and total funding costs increased 12 bps • Continued focus on cost-effective deposit growth ‐ Seasonal decrease in linked quarter deposits resulting in more efficient use of liquidity ‐ Lower level of liquidity assets favorable to NIM in Q1-2018; some fluctuations may occur from quarter to quarter based on timing of deposit growth relative to total loan growth 9

Non-interest Expense

Quarterly Change

Non-interest expense ($MM)	Increase/ (Decrease)
Q4 2017	$133.1
Salaries and employee benefits – FAS 123R (includes stock price changes)	(1.4)
Salaries and employee benefits – non-LTI incentives and annual incentive pool	(2.2)
Salaries and employee benefits – FICA and seasonal payroll related items	5.5
Salaries and employee benefits – continued build out	.5
FDIC assessment	(.6)
Legal and professional	(1.2)
Servicing related expenses	(3.4)
OREO related costs	(4.0)
All other – includes occupancy, technology, marketing	.7
Q1 2018	$127.0

NIE - Efficiency

- Changes in Salaries & Benefits components of change
  - Reduction of 123R expense
  - Annual incentive accrual ramps throughout the year and generally lower in Q1
  - FICA and other payroll related items higher in Q1
- Efficiency ratio (excluding OREO permanent write-down) 54.3% for Q1-2018 compared to 55.2% for Q4-2017; improvement despite Q1 seasonality impact
- Decrease in FAS 123R expense with stock price changes; Q1-2018 expense of $5.6 million compared to $7.0 million in Q4-2017 with $834,000 decrease related to stock price
- Decrease in legal and professional expected as Q4-2017 expense elevated related to some non-recurring items not present in Q1-2018
- Decrease in OREO-related expenses
  - $6.1 million permanent write-down recorded in Q4-2017 compared to $2.0 million valuation allowance recorded in Q1-2018; related to single property
- Decrease in servicing related expenses
  - $2.8 million MSR impairment related to expected sale recorded in Q4-2017; no impairment recorded in Q1-2018

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TEXAS CAPITAL BANCSHARES, INC.

Asset Quality Non-accrual loans Q1 2018 NCO / Average Traditional LHI 1.40% Commercial $ 122,283 Construction – 1.20% Real estate 1,187 1.00% Consumer 72 0.80% Equipment leases – 0.60% 0.38% Total non-accrual loans $ 123,542 0.40% 0.21% 0.20% 0.14% 0.07% 0.10% Non-accrual loans as % of LHI .78% 0.00% excluding MF 2014 2015 2016 2017 Q1 2018 Combined Non-accrual loans as % of total .60% Reserves/ 1.06% 1.28% 1.38% 1.26% 1.27% LHI Trad’l LHI Asset Quality Highlights • Total credit cost of $14.0 million for Q1-2018 (includes $2.0 million OREO 9,558 OREO valuation allowance), compared to $ 8.1 million in Q4-2017 Total Non-accruals + OREO $ 133,100 (includes $6.1 million OREO permanent write-down) and $9.0 million in Q1-2017 Non-accrual loans + OREO as % .85% of loans excluding MF + OREO • NCOs $5.2 million, or 14 bps of LHI excluding MF loans, in Q1-2018 compared to $964,000, or 3 bps, in Q4-2017 and 18 bps in Q1-2017 Reserve to non-accrual total LHI 1.5x • NPL ratio increased to .60% of total LHI • $5.1 million in charge-offs related to energy in Q1-2018; energy NPLs at $50.4 million for Q1-2018 compared to $65.2 million in Q4-2017 and $92.3 million in Q1-2017 11

Performance Summary - Quarterly (in thousands) Q1 2018 Q4 2017 Q3 2017 Q2 2017 Q1 2017 Net interest income $ 210,300 $ 210,649 $ 204,361 $ 182,959 $ 163,359 Non-interest income 19,947 19,374 19,003 18,769 17,110 Net revenue 230,247 230,023 223,364 201,728 180,469 Provision for credit losses 12,000 2,000 20,000 13,000 9,000 OREO write-down 2,000 6,111 - - - Non-interest expense 124,960 127,027 114,830 111,814 106,094 Income before income taxes 91,287 94,885 88,534 76,914 65,375 Income tax expense 19,342 50,143 29,850 25,819 22,833 Net income 71,945 44,742 58,684 51,095 42,542 Preferred stock dividends 2,438 2,437 2,438 2,437 2,438 Net income available to common shareholders $ 69,507 $ 42,305 $ 56,246 $ 48,658 $ 40,104 Diluted EPS $ 1.38 $ .84 $ 1.12 $ .97 $ .80 Net interest margin 3.71% 3.47% 3.59% 3.57% 3.29% ROA 1.22% .71% .99% .96% .83% ROE 13.39% 8.18% 11.20% 10.08% 8.60% ROE, excl. DTA write-off 13.39% 11.58% 11.20% 10.08% 8.60% Efficiency 55.1% 57.9% 51.4% 55.4% 58.8% Efficiency, excl. OREO write-down 54.3% 55.2% 51.4% 55.4% 58.8% 12

2018 Outlook Business 2018 Outlook v. 2017 Results Comments & Changes since April 18, Driver 2018 Average LHI Low to mid-teens percent growth - Average LHI – Low- to mid-single digit percent growth; Q2-2018 Updated to provide range for Q2-2018 average Mortgage Finance average $4.7 - $4.8 billion balance Loans held for sale - $1 billion average (MCA) - Average Deposits Low to mid-teens percent growth Net Revenue Mid-teens percent growth - Net Interest 3.45% to 3.55% - Margin Low to mid-$60 million level; Q2-2018 provision Updated annual guidance from mid-$50 to mid-$60 Provision Expense low to mid-$20 million level (NCOs high $30 million level, and provided additional information million) for Q2-2018 provision expense and charge-offs - NIE High single digit to low-teens percent growth Efficiency Ratio Low-50s - - Effective tax rate 22% 13

Closing Comments • Strong earnings in Q1-2018 despite impact of seasonality • Continued traditional LHI growth in Q1-2018 • Expected seasonal declines in Mortgage Finance asset balances • Q1-2018 deposit levels impacted by seasonality resulting in more effective utilization of liquidity • High asset betas overcoming the shift in deposit composition and pricing with rising rates • Focus on ROE • Continued focus on slowing pace of NIE growth • Maintaining credit quality • Leveraging deposit generation capabilities • Positive impact from new corporate tax rate 14

Q&A 15

Appendix 16

Average Balances, Yields & Rates - Quarterly

(in thousands)	Q1 2018		Q4 2017		Q1 2017	
	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate	Avg. Bal.	Yield Rate
Assets						
Securities	$ 23,854	3.50%	$ 23,678	3.57%	$ 32,129	2.86%
Liquidity assets	2,564,579	1.55%	3,217,486	1.28%	3,589,166	.80%
Loans held for sale	1,187,594	4.28%	1,144,124	3.99%	1,064,322	3.63%
LHI, mortgage finance	4,097,995	3.70%	5,102,107	3.46%	2,757,566	3.40%
LHI	15,425,323	5.14%	15,010,041	4.89%	12,980,544	4.53%
Total LHI, net of reserve	19,339,080	4.88%	19,928,915	4.57%	15,568,792	4.38%
Total earning assets	23,115,107	4.48%	24,314,203	4.11%	20,254,409	3.70%
Total assets	$23,912,613		$25,080,825		$20,861,171	
Liabilities and Stockholders' Equity						
Total interest bearing deposits	$11,281,585	1.14%	$11,406,769	.96%	$ 9,425,919	.57%
Other borrowings	1,721,914	1.57%	1,852,750	1.31%	1,333,685	.69%
Total long-term debt	394,843	5.36%	394,754	5.17%	394,482	5.16%
Total interest bearing liabilities	13,398,342	1.32%	13,654,273	1.13%	11,154,086	.75%
Demand deposits	8,147,721		9,085,819		7,547,338	
Total deposits	19,429,306	.66%	20,492,588	.53%	16,973,257	.32%
Stockholders' equity	2,255,852		2,202,683		2,041,870	
Total liabilities and stockholders' equity	$23,912,613	.74%	$25,080,825	.62%	$20,861,171	.40%
Net interest margin		3.71%		3.47%		3.29%
Total deposits and borrowed funds	$21,151,220	.74%	$22,345,338	.60%	$18,306,942	.34%

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TEXAS CAPITAL BANCSHARES, INC.

Average Balance Sheet - Quarterly (in thousands) QTD Average Q1/Q4 % YOY % Q1 2018 Q4 2017 Q1 2017 Change Change Total assets $23,912,613 $25,080,825 $20,861,171 (5)% 15% Loans held for sale 1,187,594 1,144,124 1,064,322 4% 12% Loans held for investment 15,425,323 15,010,041 12,980,544 3% 19% Loans held for investment, mortgage 4,097,995 5,102,107 2,757,566 finance (20)% 49% Total loans held for investment 19,523,318 20,112,148 15,738,110 (3)% 24% Total loans 20,710,912 21,256,272 16,802,432 (3)% 23% Liquidity assets 2,564,579 3,217,486 3,589,166 (20)% (29)% Demand deposits 8,147,721 9,085,819 7,547,338 (10)% 8% Total deposits 19,429,306 20,492,588 16,973,257 (5)% 14% Stockholders’ equity 2,255,852 2,202,683 2,041,870 2% 10% 18

Period End Balance Sheet (in thousands) Period End Q1/Q4 % YOY % Q1 2018 Q4 2017 Q1 2017 Change Change Total assets $24,449,147 $25,075,645 $20,864,874 (2)% 17% Loans held for sale 1,088,565 1,011,004 884,647 8% 23% Loans held for investment 15,741,772 15,366,252 13,298,918 2% 18% Loans held for investment, mortgage 4,689,938 5,308,160 3,371,598 (12)% 39% finance Total loans held for investment 20,431,710 20,674,412 16,670,516 (1)% 23% Total loans 21,520,275 21,685,416 17,555,163 (1)% 23% Liquidity assets 2,296,673 2,727,581 2,804,921 (16)% (18)% Demand deposits 7,413,340 7,812,660 7,094,696 (5)% 4% Total deposits 18,764,533 19,123,180 16,605,380 (2)% 13% Stockholders’ equity 2,273,429 2,202,721 2,050,442 3% 11% 19